EXHIBIT 10(gg)

                                AMENDMENT TO
               LUCENT ARS LICENSE AGREEMENT (NO. ARS-LA 99102)
                    BETWEEN LUCENT TECHNOLOGIES INC. AND
                       FARMSTEAD TELEPHONE GROUP, INC.

      WHEREAS Avaya Inc. ("Lucent" or Licensor") and Farmstead Telephone Group, Inc. ("ARS" or "Licensee") have entered into an ARS License Agreement, effective as of October 1, 1998; and

      WHEREAS the parties wish to amend the ARS License Agreement so that term is changed;

      NOW THEREFORE Licensor, and Licensee agree as follows:

1. In Section 14.1 (Term) is deleted in its entirety and replaced with the following:

            "14.1 TERM

            The term of this agreement will be starting October 1, 1998 running through December 31, 2003."


This Amendment shall be effective as of February 2, 2001. It shall be attached to and shall constitute a part of the ARS License Agreement with Dealer as if fully set forth therein. In all other respects, the Agreement shall remain unchanged.

Avaya Inc.                             Farmstead Telephone Group, Inc.

By ______________________________      By ____________________________

Name  James A. Albertini               Name  George J. Taylor, Jr.
      ---------------------------            -------------------------
Title General Manager                  Title Chairman and CEO
      ---------------------------            -------------------------
Date  2/19/01                          Date  2/12/01
      ---------------------------            -------------------------